# Goldman Sachs Funds

GLOBAL SECTOR FUNDS

*Annual Report October 31, 2001*

Long-term capital growth potential through investments in equity securities of domestic and foreign companies.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

Market Review

Dear Shareholder:

The terrorist attacks of September 11 continue to weigh heavily on our nation. As we write this letter, there continues to be much uncertainty throughout the world. While the ultimate effect on the economy and financial markets won’t be known for some time, an increase in short-term volatility is likely.

■	Economic and Market Review: Weakness in the U.S. and Abroad — For the period from the Global Sector Funds’ inception on March 30, 2001 through October 31, 2001, the equity markets generated weak results. The stock market correction that occurred in the U.S. took place internationally as well, as prices in most developed and emerging markets declined during the reporting period. The fallout from the September 11 terrorist attack exacerbated this decline. Since that time, consumer confidence, unemployment, and the outlook for corporate profits have taken a turn for the worse. The Federal Reserve Board and many central banks lowered interest rates on several occasions during the period, in hopes of propping up their respective economies. Despite this, U.S. gross domestic product (GDP) contracted at a 0.4% annual rate during the third quarter of 2001 and a recession is now considered to be a given. The outlook for many international countries has diminished as well.

In Europe, the technology, media and telecom (TMT) sectors fueled the market’s decline. In addition, concerns over the direction of interest rates and the falling euro currency undermined investor confidence. Extreme volatility continued to characterize the market, compounded by thin trading volumes.

The situation was even more precarious in Japan, as its stock market posted extremely weak results during the period. The country’s prolonged economic slump, the bursting of the technology “bubble,” and questions regarding the pace of meaningful government and corporate reforms all took their toll. Asia was not spared the market’s troubles, due largely to the fallout in the technology sector.

In closing, while no one can guarantee the next movement of the financial markets, there are several investment strategies that have stood the test of time — namely maintaining a diversified portfolio, focusing on the long-term and not attempting to “time” the market. We also believe a professional investment advisor can be a valuable ally during periods of extreme market volatility. Please be assured that a strong and experienced team of portfolio managers is proactively working on your behalf, and that they have full access to the vast and global resources of Goldman Sachs.

Sincerely,

David B. Ford	David W. Blood

Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management

November 15, 2001

GOLDMAN SACHS GLOBAL SECTOR FUNDS

What Distinguishes Goldman Sachs’ Approach to Sector Investing?

The Goldman Sachs Global Equity Team believes that strong, consistent results from sector investing are best achieved through expert stock selection performed by sector research teams working together on a global scale. Our goal is to leverage the depth and breadth of these teams to provide access to Goldman Sachs Asset Management’s best investment ideas within each sector worldwide.

1	FOCUSED SECTOR RESEARCH TEAMS
■	Global sector research teams based in London, New York, Tampa, Tokyo and Singapore
■	Experience and expertise of our sector research teams enables us to evaluate a broad universe of potential sector investments within a global context
■	Regional presence contributes to market expertise

2	BOTTOM-UP STOCK SELECTION
In building global sector portfolios, our sector research teams:
■	Identify their best investment ideas within each sector on a global basis
■	Compare a global universe of companies within similar industries to identify the most attractive opportunities
■	Perform rigorous research on local companies within the context of global trends

3	DISCIPLINED PORTFOLIO CONSTRUCTION
Portfolio construction is particularly important when constructing sector specific portfolios. Advantages of our stringent portfolio construction process include:
■	Effective implementation of research views
■	Construction of focused portfolios positioned to capitalize on key demographic and economic trends
■	Maintaining a flexible investment approach, providing the ability to invest in large-cap, mid-cap, small-cap and emerging markets securities.

RESULT
Global sector portfolios that provide investors access to
Goldman Sachs Asset Management’s best investment ideas within the consumer growth, financial services, health sciences, infrastructure and resources, and technology sectors on a global scale.

FUND BASICS

Global Consumer Growth Fund
as of October 31, 2001

PERFORMANCE REVIEW

	Fund Total Return	MSCI
March 30, 2001 • October 31, 2001	(without sales charge)[1]	World Index[2]

Class A	–12.60%	–9.71%

Class B	–12.90	–9.71

Class C	–12.90	–9.71

Institutional	–12.30	–9.71

Service	–12.50	–9.71

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	MSCI World Index is quoted daily with income reinvested and, in contrast to the Fund, is shown without the deduction of any expenses.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 9/30/01	Class A	Class B	Class C	Institutional	Service

Since Inception	–20.89%	–20.68%	–17.34%	–16.00%	–16.20%

(3/30/01)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

TOP 10 HOLDINGS AS OF 10/31/01

Holding	% of Total Net Assets	Line of Business

AOL Time Warner, Inc.	5.3%	Media

Crown Castle International Corp.	4.9	Telecommunication Services

Wal-Mart Stores, Inc.	4.7	Retailing

Harrah’s Entertainment, Inc.	3.4	Hotels, Restaurants and Leisure

Nestle SAB Shares	3.4	Food, Beverage and Tobacco

Viacom, Inc. Class B	3.2	Media

VNUNV	2.8	Media

NRJ Group	2.5	Media

PepsiCo, Inc.	2.4	Food, Beverage and Tobacco

Cendant Corp.	2.3	Commercial Services and Supplies

The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Global Consumer Growth Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Global Consumer Growth Fund for the period from its inception on March 30, 2001 through October 31, 2001.

Performance Review

For the reporting period from its inception through October 31, 2001, the Fund’s A, B, C, Institutional and Service share classes generated total cumulative returns, without sales charges, of –12.60%, –12.90%, –12.90%, –12.30%, and –12.50%, respectively. Although the Fund does not have an official benchmark, these figures compare to –9.71%, the total cumulative return of the MSCI World Index. As these returns indicate, it has been a difficult period in the global consumer markets.

Investment Focus

The Fund seeks long-term growth of capital. The investment management team focuses on equity securities of domestic and foreign companies that offer the potential for long-term capital appreciation, with a primary focus on the consumer products and services sectors.

Portfolio Positioning

To identify securities for the Fund’s portfolio we perform rigorous, fundamental research to target companies that we believe are well positioned to capitalize on rising consumer discretionary income, and that can deliver sustainable, long-term growth rates. In particular, we seek organizations that possess strong business franchises with dominant market share, strong pricing power, predictable, recurring revenue streams, and excellent management teams.

Portfolio Highlights

Throughout much of the reporting period, the Fund was hampered by the poor overall performance in the global equity markets. However, we held several securities that positively contributed to the Fund’s results. Listed below are three such examples.

■	Industria de Diseno Textil SA(Inditex) — Inditex is a Spanish fashion retailer that offers the latest styles at affordable prices. The company operates a state-of-the-art, vertically integrated supply chain, which allows it to dramatically reduce the lead-time from design, to distribution, to stores (five weeks versus an industry average of six months). We purchased the stock at the time of its initial public offering in May 2001 and since then it returned in excess of 39%. Consistent growth and aggressive international expansion drove this performance.

■	British Sky Broadcasting Group PLC(BskyB) — Our holding in this UK satellite pay-television company enhanced Fund returns during the period. These results were driven by strong digital subscriber growth, increasing revenues per user, and a highly successful cash-generating, subscription-based model. BskyB is well on target to achieve their aggressive subscriber base of 7 million by 2003 and £400 per user, per year, by 2005.

PORTFOLIO RESULTS

■	Harrah’s Entertainment, Inc. — Harrah’s is the only American gaming company that has pursued a national brand for all its casinos, and is in virtually every major gaming market in the country. Its stock has performed well since the launch of the Fund, driven by mid-teen same unit sales, combined with acquisitions and share repurchases.

Portfolio Outlook

Going forward, we anticipate that the Fund will maintain its large exposure to the Media and Leisure sectors. We acknowledge that even with the tragic events of September 11, these sectors have had a significant run and valuations are not as compelling as they were six months ago. However we still believe that expectations of a consumer recovery in the second half of 2002 will drive these sectors even further.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Investment Team

November 15, 2001

FUND BASICS

Global Financial Services Fund
as of October 31, 2001

PERFORMANCE REVIEW

	Fund Total Return	MSCI
March 30, 2001 • October 31, 2001	(without sales charge)[1]	World Index[2]

Class A	–6.80%	–9.71%

Class B	–7.00	–9.71

Class C	–7.00	–9.71

Institutional	–6.40	–9.71

Service	–6.60	–9.71

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	MSCI World Index is quoted daily with income reinvested and, in contrast to the Fund, is shown without the deduction of any expenses.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 9/30/01	Class A	Class B	Class C	Institutional	Service

Since Inception	–14.27%	–13.93%	–10.31%	–8.90%	–9.10%

(3/30/01)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

TOP 10 HOLDINGS AS OF 10/31/01

Holding	% of Total Net Assets	Line of Business

Federal Home Loan Mortgage Corp.	5.0%	Diversified Financials

INGGroep NV	4.9	Diversified Financials

The Charles Schwab Corp.	4.5	Diversified Financials

Citigroup, Inc.	4.2	Diversified Financials

AMBAC Financial Group, Inc.	4.2	Banks

UniCredito Italiano SpA	3.8	Banks

Banco Bilbao Vizcaya Argentaria SA	3.6	Banks

Intuit, Inc.	3.5	Software and Services

Bank of Ireland	3.5	Banks

XL Capital Ltd.	3.5	Diversified Financials

                                       The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Global Financial Services Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Global Financial Services Fund for the period from its inception on March 30, 2001 through October 31, 2001.

Performance Review

For the reporting period from its inception through October 31, 2001, the Fund’s A, B, C, Institutional and Service share classes generated total cumulative returns, without sales charges, of -6.80%, -7.00%, - 7.00%, -6.40% and -6.60%, respectively. As these returns indicate, it has been a difficult period in the financial sector. Although the Fund does not have an official benchmark, these figures compare to -9.71%, the total cumulative return of the MSCIWorld Index.

Investment Focus

The Fund seeks long-term growth of capital. The investment management team focuses on equity securities of domestic and foreign companies that offer the potential for long-term capital appreciation, with a primary focus on the financial services sector.

Portfolio Positioning

To identify securities for the Fund’s portfolio we perform rigorous, fundamental research to target companies that we believe have the ability to dominate their industry through steady asset accumulation, specialization in a product or service, or consolidation. In particular, we seek organizations that possess strong business franchises with dominant market share, strong pricing power, predictable, recurring revenue streams, and excellent company management teams.

Portfolio Highlights

Throughout much of the reporting period, the Fund was hampered by the poor overall performance in the global equity markets. However, we held several securities that positively contributed to the Fund’s results. Listed below are three such examples.

■	ING Groep NV — ING has continued to benefit from the global growth of the life insurance and savings market. The company is well positioned to benefit from the growth in these areas, due to its strong positions in Europe, specifically the Benelux countries, the U.S., through the acquisitions of Reliastar and Aetna, and its operations in emerging markets. ING also benefits from a large amount of capital that should aid it during economic downturns.

■	Bank of Ireland — Bank of Ireland is one of two key banks in Ireland. The company has benefited from the strength of the Irish economy, which continues to generate superior GDP growth relative to the rest of Europe. Bank of Ireland is also a relatively defensive bank, which has helped it in uncertain markets. The company also benefits from a solid loan book, with just over half in mortgages and a very high provisioning level.

PORTFOLIO RESULTS

■	Intuit, Inc. — Intuit produces personal software and is the leading player in the U.S. tax software market. The demand for tax software is rapidly expanding, as regulations become increasingly complicated and the number of people filing tax reports increases. We believe Intuit is very well positioned to benefit from this growth.

Portfolio Outlook

Our outlook for the financial services sector remains positive. We believe this year’s unprecedented global cuts in interest rates will benefit the sector, as the level of liquidity in the market dramatically increases and consumers absorb the volume of monetary stimulus. As we move into next year we remain cautious about credit quality, particularly in the U.S. and Japan, as it is a lagging indicator of economic difficulties. Over the long-term we remain very positive on the structural growth of the asset management and savings markets, expressing this belief through positions in companies including Skandia Forsaknngs AB and Amvescap PLC. We also believe that we’ll continue to see significant growth in the outsourcing market, which could benefit such holdings as State Street Corp. in the U.S.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Investment Team

November 15, 2001

FUND BASICS

Global Health Sciences Fund
as of October 31, 2001

PERFORMANCE REVIEW

	Fund Total Return	MSCI
March 30, 2001 • October 31, 2001	(without sales charge)[1]	World Index[2]

Class A	–1.80%	–9.71%

Class B	–2.00	–9.71

Class C	–2.10	–9.71

Institutional	–1.40	–9.71

Service	–1.70	–9.71

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	MSCI World Index is quoted daily with income reinvested and, in contrast to the Fund, is shown without the deduction of any expenses.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 9/30/01	Class A	Class B	Class C	Institutional	Service

Since Inception	–8.13%	–7.85%	–3.97%	–2.50%	–2.70%

(3/30/01)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent month-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

TOP 10 HOLDINGS AS OF 10/31/01

Holding	% of Total Net Assets	Line of Business

Pfizer, Inc.	6.5%	Pharmaceuticals and Biotechnology

GlaxoSmithKline PLC	5.7	Pharmaceuticals and Biotechnology

Bristol-Myers Squibb Co.	4.4	Pharmaceuticals and Biotechnology

Johnson & Johnson	4.2	Pharmaceuticals and Biotechnology

Eli Lilly & Co.	4.1	Pharmaceuticals and Biotechnology

AstraZeneca PLC	3.9	Pharmaceuticals and Biotechnology

American Home Products Corp.	3.9	Pharmaceuticals and Biotechnology

Merck & Co., Inc.	3.6	Pharmaceuticals and Biotechnology

Amgen, Inc.	3.2	Pharmaceuticals and Biotechnology

Roche Holding AG	3.2	Pharmaceuticals and Biotechnology

The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Global Health Sciences Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Global Health Sciences Fund for the period from its inception on March 30, 2001 through October 31, 2001.

Performance Review

For the reporting period from its inception through October 31, 2001, the Fund’s A, B, C, Institutional and Service share classes generated total cumulative returns, without sales charges, of –1.80%, –2.00%, –2.10%, –1.40% and –1.70%, respectively. Although the Fund does not have an official benchmark, these figures compare to –9.71%, the total cumulative return of the MSCI World Index.

The Fund’s exposure to biotechnology and specialty pharmaceutical stocks was significantly higher than the MSCI World Index during the period. This reflects our high conviction in these areas. While these sectors have underperformed year-to-date, we continue to believe in their growth potential and strong quality over the longer-term.

Investment Focus

The Fund seeks long-term growth of capital. The investment management team focuses on equity securities of domestic and foreign companies that offer the potential for long-term capital appreciation, with a primary focus on the health sciences sector.

Portfolio Positioning

To identify securities for the Fund’s portfolio we perform rigorous, fundamental research to target companies that we believe are well-positioned to capitalize on the aging demographics of developed nations, scientific discoveries in genomics, and the increased demand for lower-cost healthcare treatments. In particular, we seek organizations that possess strong business franchises with dominant market share, strong pricing power, predictable, recurring revenue streams, and excellent management teams.

Portfolio Highlights

Throughout much of the reporting period, the Fund was hampered by the poor overall performance in the global equity markets. However, we held several securities that positively contributed to the Fund’s results. Listed below are three such examples.

■	Taro Pharmaceuticals Industries, Ltd. — The share price of this generics-driven company has nearly doubled since its purchase, making it the Fund’s best performer over the period. Taro’s stock benefited from the launch of a generic version of the dermatological drug Lotrisone earlier this year, which has since captured over 50% of the market. Also, the company exceeded analyst’s margin expectations, and it instills confidence in future earnings growth thanks to a superior generic pipeline.

PORTFOLIO RESULTS

■	IDEC Pharmaceuticals Corp. — IDEC is a U.S.-based biotechnology company that has performed extraordinarily well for the Fund. The main driver of its rising share price was the strong revenue growth of its oncology drug Rituxan. Recently released positive scientific data promises further opportunities for growth of this drug in the future. In addition, we believe IDEC is well positioned in the coming years on the back of a strong oncology pipeline.

■	Johnson & Johnson — This U.S.-based pharmaceutical giant was another strong performer for the Fund. The major theme of its success has been the launch of coated stents, a product that prevents restenosis after angioplasty. The strong performance of its schizophrenia drug Risperdal also contributed to the rise in Johnson & Johnson’s share price.

Portfolio Outlook

We continue to believe in the long-term positive outlook for the pharmaceutical industry. This is largely due to demographic shifts and increased spending patterns on drugs. We also believe that the recent completion of the Human Genome Project will result in innovative drugs and diagnostic techniques. It’s our belief that these secular trends should result in strong stock performance in the healthcare sector over the long-term.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Investment Team

November 15, 2001

FUND BASICS

Global Infrastructure and Resources Fund
as of October 31, 2001

PERFORMANCE REVIEW

	Fund Total Return	MSCI
March 30, 2001 • October 31, 2001	(without sales charge)[1]	World Index[2]

Class A	–15.30%	–9.71%

Class B	–15.60	–9.71

Class C	–15.50	–9.71

Institutional	–14.90	–9.71

Service	–15.20	–9.71

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	MSCI World Index is quoted daily with income reinvested and, in contrast to the Fund, is shown without the deduction of any expenses.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 9/30/01	Class A	Class B	Class C	Institutional	Service

Since Inception	–24.76%	–24.57%	–21.39%	–20.10%	–20.30%

(3/30/01)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

TOP 10 HOLDINGS AS OF 10/31/01

Holding	% of Total Net Assets	Line of Business

General Electric Co.	6.3%	Capital Goods

Royal Dutch Petroleum Co.	3.8	Energy

Acerinox SA	3.8	Materials

EasyJet PLC	3.3	Transportation

E.I. duPont de Nemours & Co.	3.1	Chemicals

Exel PLC	3.1	Transportation

BAAPLC	2.9	Transportation

Lafarge SA	2.8	Materials

Vestas Wind Systems A/S	2.8	Capital Goods

BBA Group PLC	2.7	Capital Goods

                                      The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Global Infrastructure and Resources Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Global Infrastructure and Resources Fund for the period from its inception on March 30, 2001 through October 31, 2001.

Performance Review

For the reporting period from its inception through October 31, 2001, the Fund’s A, B, C, Institutional and Service share classes generated total cumulative returns, without sales charges, of –15.30%, –15.60%, –15.50%, –14.90% and –15.20%, respectively. Although the Fund does not have an official benchmark, these figures compare to –9.71%, the total cumulative return of the MSCI World Index.

Since its inception, the positioning of the Fund has reflected our expectations of an economic recovery. We believed that the global economy would begin to recover going into 2002 and that the markets would start to discount this mid-way through 2001. In reality, the economic situation continued to deteriorate for longer than we had initially forecast, especially in light of the events of September 11th. This environment favored more defensive areas of the market, such as Energy and Utilities, where we had a lower weighting. However, more recently, investors have begun to look through to an economic recovery in the second half of 2002.

Investment Focus

The Fund seeks long-term growth of capital. The investment management team focuses on equity securities of domestic and foreign companies that offer the potential for long-term capital appreciation, with a primary focus on the infrastructure and resources sectors.

Portfolio Positioning

To identify securities for the Fund’s portfolio we seek companies that are trading at attractive valuations relative to their true intrinsic value. To identify companies with the most attractive combination of quality and value — and to further capitalize on the inefficiencies in the global markets — our team performs in-depth fundamental research and compares relative valuations of companies with the same industries, across different regions.

Portfolio Highlights

Throughout much of the reporting period, the Fund was hampered by the poor overall performance in the global equity markets. However, we held several securities that positively contributed to the Fund’s results. Listed below are three such examples.

■	Acerinox SA — Acerinox is the world’s third largest stainless steel producer, the best in terms of efficiency, and holds a 14% share of the world market. The company has a strong management team with a good record of value-creating reinvestment. Its stock is highly cyclical and, despite continued weakness in the economy and the price of steel, has performed well this year in anticipation of a recovery. We are currently reviewing our position in the stock in light of this robust performance.

PORTFOLIO RESULTS

■	Minnesota Mining & Manufacturing Co. (3M) — 3M is a highly diversified manufacturer of industrial, commercial and healthcare products. The company has a strong balance sheet with good cash flow generation. It also has leading-edge fuel cell technology and is promising new pharmaceutical products. Despite the weak market environment, the company performed well over the period, as investors focused on its defensive qualities of diversity and strong cash flow.

■	EasyJet PLC — EasyJet, a low-cost airline, has been a strong performer, despite the troubles affecting the larger national carriers. EasyJet is expected to be able to exploit openings at major airports, such as Gatwick, that should become available as a result of reduced flights by national carriers. The company also recently announced a rights issue to provide it with greater flexibility to take advantage of opportunities that arise in this uncertain time for many airlines.

Portfolio Outlook

Given the exceptionally low interest rate environment, the Fund continues to be positioned for recovery in 2002. Currently, some of our largest positions are in cyclical areas such as Capital Goods, Materials and Transportation. Beneficiaries of an improving economy would include companies such as Exel, a global logistics company. The logistics industry is estimated to grow by 10 -20% over the next few years, and we believe the firm is a leading player with superior expertise and global reach to exploit these opportunities.

We are also confident about the prospects for Deere & Co., the U.S. manufacturer and distributor of agricultural equipment. Drivers of farm machinery demand have been historically low for the last three years, but the prospects for economic recovery in the U.S. should cause these to trend upwards. We also believe that Deere’s decision to exit its loss-making Homelite (consumer products) business will allow it to focus more on its core strengths over the long run.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Investment Team

November 15, 2001

FUND BASICS

Global Technology Fund
as of October 31, 2001

PERFORMANCE REVIEW

	Fund Total Return	MSCI
March 30, 2001 • October 31, 2001	(without sales charge)[1]	World Index[2]

Class A	–18.00%	–9.71%

Class B	–18.20	–9.71

Class C	–18.20	–9.71

Institutional	–17.70	–9.71

Service	–17.90	–9.71

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	MSCI World Index is quoted daily with income reinvested and, in contrast to the Fund, is shown without the deduction of any expenses.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 9/30/01	Class A	Class B	Class C	Institutional	Service

Since Inception	–31.76%	–31.60%	–28.72%	–27.70%	–27.80%

(3/30/01)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

TOP 10 HOLDINGS AS OF 10/31/01

Holding	% of Total Net Assets	Line of Business

Microsoft Corp.	5.5%	Software &Services

QUALCOMM, Inc.	4.2	Technology Hardware and Equipment

First Data Corp.	3.5	Commercial Services and Supplies

VeriSign, Inc.	3.3	Software and Services

Sprint Corp. (PCSGroup)	3.2	Telecommunication Services

Cisco Systems, Inc.	2.8	Technology Hardware and Equipment

Crown Castle International Corp.	2.7	Telecommunication Services

Integrated Circuit Systems, Inc.	2.6	Technology Hardware and Equipment

Check Point Software Technologies Ltd.	2.6	Software and Services

Intuit, Inc.	2.4	Software and Services

The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Global Technology Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Global Technology Fund for the period from its inception on March 30, 2001 through October 31, 2001.

Performance Review

For the reporting period from its inception through October 31, 2001, the Fund’s A, B, C, Institutional and Service share classes generated total cumulative returns, without sales charges, of –18.00%, –18.20%, –18.20%, –17.70% and –17.90%, respectively. As these returns indicate, it has been an extremely challenging period in the global technology sector. Although the Fund does not have an official benchmark, these figures compare to –9.71%, the total cumulative return of the MSCI World Index.

Investment Focus

The Fund seeks long-term growth of capital. The investment management team focuses on equity securities of domestic and foreign companies that offer the potential for long-term capital appreciation, with a primary focus on the Technology sector.

Portfolio Positioning

We seek companies that we believe are best positioned to capture an increasing proportion of information technology (IT) spending. Our philosophy is based on the belief that, over time, spending on innovative, productivity-enhancing technology will grow. This has not been the case since the Fund’s inception, as technology spending has not been growing, but instead contracting. However, we have not changed our strategy of investing in technology companies that we believe are best positioned over the long-term. We remain focused and selective as we move through a period during which the strength of a company’s franchise, market position and proprietary technology has become increasingly important. We believe a key strength of our process is our 19-person research team around the world, which enables us to identify high quality companies with these characteristics.

Over the past year, the market has not favored high quality technology franchises, as these companies were sold down along with the rest of the technology sector. Throughout this environment, our team has continually challenged its holdings, in an effort to insure that we are invested in the highest quality franchises with the greatest opportunity to participate in an increasing proportion of IT spending. We believe that this downturn will provide a unique opportunity for the best companies to emerge even stronger when we return to a technology-spending environment. Accordingly, we have added opportunistically to the companies where we have the highest conviction, and sold companies where we believed our fundamental investment assumptions had changed.

PORTFOLIO RESULTS

Portfolio Highlights

Throughout much of the reporting period, the Fund was hampered by the poor overall performance in the global equity markets. However, we held several securities that positively contributed to the Fund’s results. Listed below are three such examples.

■	Sprint Corp. PCS Group — Sprint is the owner and operator of the only nationwide digital, wireless network in the U.S. We believe that the firm is well positioned to benefit from continued subscriber growth and the move to the next generation of wireless technologies over the next few years.

■	QUALCOMM Inc. — The company is the innovator of CDMA technology, which will form the basis of third generation mobile services. We believe that its intellectual property rights in this expanding market should lead to significantly increased revenue generation in the coming years.

■	VeriSign, Inc. — VeriSign is an Internet infrastructure company, providing security solutions and Internet domain name registration. We believe the company is uniquely positioned to benefit from its position as a leading provider, particularly as demand for these services continues to grow in importance.

Portfolio Outlook

We continue to believe that the long-term outlook for technology investing remains positive. There is evidence that the inventory build-up that has plagued the sector during the last year has largely been worked through, particularly in the wireless telecommunications, automotive and consumer electronics sub-sectors. In addition, companies have taken strict measures to align their cost bases with the weaker demand environment, and we would expect margin stabilization going forward. The interest rate cuts and liquidity injections by central banks around the world this year should help to stimulate demand and boost consumer and business confidence in 2002.

Having said that, we believe the uncertain outlook regarding current world political events and the lagged effect of monetary easing may cause some short-term weakness. Longer-term however, we believe that that the effects of the recent and ongoing events will only delay rather than squash an economic recovery, and we would expect the significant monetary stimulus to begin to boost the economy in the months ahead.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Investment Team

November 15, 2001

GOLDMAN SACHS GLOBAL CONSUMER GROWTH FUND

Performance Summary
October 31, 2001

The following graph shows the value, as of October 31, 2001, of a $10,000 investment made on March 30, 2001 (commencement of operations) in the Institutional Shares of the Goldman Sachs Global Consumer Growth Fund. For comparative purposes, the performance of the Fund’s benchmark (the Morgan Stanley Capital International (MSCI) World Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Global Consumer Growth Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested March 30, 2001 to October 31, 2001.

Aggregate Total Return through October 31, 2001	Since Inception(a)

Class A (commenced March 30, 2001)
Excluding sales charges	-12.60%
Including sales charges	-17.39%

Class B (commenced March 30, 2001)
Excluding contingent deferred sales charges	-12.90%
Including contingent deferred sales charges	-17.26%

Class C (commenced March 30, 2001)
Excluding contingent deferred sales charges	-12.90%
Including contingent deferred sales charges	-13.77%

Institutional Class (commenced March 30, 2001)	-12.30%

Service Class (commenced March 30, 2001)	-12.50%

(a)	Not annualized

 GOLDMAN SACHS GLOBAL CONSUMER GROWTH FUND

Statement of Investments
October 31, 2001

Shares	Description	Value
Common Stocks – 97.7%

Australia – 1.0%
5,941	Woolworths Ltd. (Food & Drug Retailing)	$33,881

France – 6.3%
1,544	Castorama Dubois Investissement SA (Retailing)	73,465
5,575	NRJ Group (Media)	81,735
1,105	Vivendi Universal SA (Media)	51,583

		206,783

Italy – 0.8%
4,000	Mediaset SpA (Media)	26,084

Japan – 10.1%
1,000	Fuji Photo Film Co. Ltd. (Consumer Durables & Apparel)	32,968
2,000	Kao Corp. (Household & Personal Products)	47,330
1,000	Katokichi Co. Ltd. (Food Beverage & Tobacco)	20,482
1,800	Komeri Co. Ltd. (Commercial Services & Supplies)	42,009
1,200	KOSE Corp. (Hotels Restaurants & Leisure)	38,973
10,000	Sanyo Electric Co. Ltd. (Consumer Durables & Apparel)	47,656
3,000	Sharp Corp. (Consumer Durables & Apparel)	30,993
2,000	Skylark Co. Ltd. (Hotels Restaurants & Leisure)	50,430
500	USS Co. Ltd. (Commercial Services & Supplies)	17,422

		328,263

Netherlands – 7.3%
740	Gucci Group (Retailing)	63,065
1,618	TNT Post Group NV (Transportation)	31,610
972	Unilever NV (Food Beverage & Tobacco)	50,882
3,109	VNU NV (Media)	90,603

		236,160

Spain – 1.3%
2,221	Industria de Diseno Textil SA (Inditex)* (Retailing)	41,352

Sweden – 1.0%
2,015	Securitas AB Series B (Commercial Services & Supplies)	33,530

Switzerland – 5.2%
1,357	Adecco SA (Commercial Services & Supplies)	59,996
529	Nestle SA Class B (Food Beverage & Tobacco)	109,662

		169,658

United Kingdom – 9.4%
5,955	British Sky Broadcasting Group PLC* (Media)	66,611
5,954	Diageo PLC (Food Beverage & Tobacco)	59,378
1,291	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	34,696
3,348	Reuters Group PLC (Media)	31,662
5,429	Six Continents PLC (Hotels Restaurants & Leisure)	49,292
9,384	Tesco PLC (Food & Drug Retailing)	33,058
13,774	Vodafone Group PLC (Telecommunication Services)	31,815

		306,512

United States – 55.3%
600	AMBAC Financial Group, Inc. (Banks)	28,800
5,500	AOL Time Warner, Inc.* (Media)	171,655
700	Bristol-Myers Squibb Co. (Pharmaceuticals & Biotechnology)	37,415
5,800	Cendant Corp.* (Commercial Services & Supplies)	75,168
1,200	Clear Channel Communications, Inc.* (Media)	45,744
600	Colgate-Palmolive Co. (Household & Personal Products)	34,512
900	Comcast Corp.* (Media)	32,256
13,600	Crown Castle International Corp.* (Telecommunication Services)	159,120
2,500	Entravision Communications Corp.* (Media)	26,500
600	Federal Home Loan Mortgage Corp. (Diversified Financials)	40,692
600	First Data Corp. (Commercial Services & Supplies)	40,542
3,800	Harrah’s Entertainment, Inc.* (Hotels Restaurants & Leisure)	110,694
1,800	Intuit, Inc.* (Software & Services)	72,396
5,600	Liberty Media Corp.* (Media)	65,464
1,200	McDonald’s Corp. (Hotels Restaurants & Leisure)	31,284
500	Microsoft Corp.* (Software & Services)	29,075
1,600	PepsiCo, Inc. (Food Beverage & Tobacco)	77,936
800	Pfizer, Inc. (Pharmaceuticals & Biotechnology)	33,520
1,100	Philip Morris Companies, Inc. (Food Beverage & Tobacco)	51,480
700	QUALCOMM, Inc.* (Technology Hardware & Equipment)	34,384
1,400	Sabre Holdings Corp.* (Software & Services)	36,820
1,400	Sprint Corp. (PCS Group)* (Telecommunication Services)	31,220
3,300	Starwood Hotels & Resorts Worldwide, Inc. (Hotels Restaurants & Leisure)	72,732

18     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CONSUMER GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

United States – (continued)
3,400	The Charles Schwab Corp. (Diversified Financials)	$43,792
1,500	The Stanley Works (Consumer Durables & Apparel)	57,480
1,200	TMP Worldwide, Inc.* (Commercial Services & Supplies)	35,820
1,300	Travelocity.com, Inc.* (Commercial Services & Supplies)	18,967
1,800	Univision Communications, Inc.* (Media)	45,000
2,900	Viacom, Inc. Class B* (Media)	105,879
3,000	Wal-Mart Stores, Inc. (Retailing)	154,200

		1,800,547

TOTAL COMMON STOCKS
(Cost $3,530,565)		$3,182,770

TOTAL INVESTMENTS
(Cost $3,530,565)		$3,182,770

* Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Banks	0.9%
Commercial Services & Supplies	9.9
Consumer Durables & Apparel	5.2
Diversified Financials	2.6
Food & Drug Retailing	2.1
Food Beverage & Tobacco	11.4
Hotels Restaurants & Leisure	10.8
Household & Personal Products	2.5
Media	25.8
Pharmaceuticals & Biotechnology	3.2
Retailing	10.2
Software & Services	4.2
Technology Hardware & Equipment	1.1
Telecommunication Services	6.8
Transportation	1.0

TOTAL COMMON STOCK	97.7%

† Industry concentrations greater than one tenth of one percent are disclosed.%

The accompanying notes are an integral part of these financial statements.      19

 GOLDMAN SACHS GLOBAL FINANCIAL SERVICES FUND

Performance Summary
October 31, 2001

The following graph shows the value, as of October 31, 2001, of a $10,000 investment made on March 30, 2001 (commencement of operations) in the Institutional Shares of the Goldman Sachs Global Financial Services Fund. For comparative purposes, the performance of the Fund’s benchmark (the Morgan Stanley Capital International (MSCI) World Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Global Financial Services Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested March 30, 2001 to October 31, 2001.

Aggregate Total Return through October 31, 2001	Since Inception(a)

Class A (commenced March 30, 2001)
Excluding sales charges	-6.80%
Including sales charges	-11.91%

Class B (commenced March 30, 2001)
Excluding contingent deferred sales charges	-7.00%
Including contingent deferred sales charges	-11.65%

Class C (commenced March 30, 2001)
Excluding contingent deferred sales charges	-7.00%
Including contingent deferred sales charges	-7.93%

Institutional Class (commenced March 30, 2001)	-6.40%

Service Class (commenced March 30, 2001)	-6.60%

(a)	Not annualized.

GOLDMAN SACHS GLOBAL FINANCIAL SERVICES FUND

Statement of Investments
October 31, 2001

Shares	Description	Value
Common Stocks – 92.8%

Australia – 1.0%
4,161	Australia & New Zealand Banking Group Ltd. (Banks)	$37,331

France – 5.1%
1,104	BNP Paribas SA (Banks)	91,752
3,266	CNP Assurances (Insurance)	101,054

		192,806

Germany – 3.1%
244	Allianz AG (Insurance)	57,456
219	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	57,814

		115,270

Hong Kong – 1.6%
3,400	Hang Seng Bank Ltd. (Banks)	34,109
4,000	Sun Hung Kai Properties Ltd. (Real Estate)	24,615

		58,724

Ireland – 3.5%
14,708	Bank of Ireland (Banks)	131,365

Italy – 5.0%
18,500	Banca Monte dei Paschi di Siena SpA (Banks)	45,177
38,500	UniCredito Italiano SpA (Banks)	141,978

		187,155

Japan – 8.1%
14,000	Daiwa Securities Group, Inc. (Diversified Financials)	91,395
20,710	Mitsui Sumitomo Insurance Co. Ltd. (Insurance)	114,919
1,900	Sanyo Electric Credit Co. Ltd. (Diversified Financials)	55,041
3,000	Sumisho Lease Co. Ltd. (Diversified Financials)	45,608

		306,963

Netherlands – 7.8%
4,344	Aegon NV (Insurance)	109,011
7,370	ING Groep NV (Diversified Financials)	183,622

		292,633

Poland – 0.9%
1,875	Bank Polska Kasa Opieki SA ADR‡* (Banks)	34,219

South Africa – 0.8%
34,500	African Bank Investments Ltd. (Diversified Financials)	31,988

South Korea – 0.8%
1,800	Shinhan Financial Group Co. Ltd. GDR‡* (Banks)	31,770

Spain – 4.8%
12,003	Banco Bilbao Vizcaya Argentaria SA (Banks)	134,196
8,559	Corporacion Mapfre, Compania Internacional de Reaseguros SA (Insurance)	46,729

		180,925

Sweden – 1.5%
9,635	Skandia Forsakrings AB (Insurance)	57,809

United Kingdom – 9.8%
4,507	Amvescap PLC (Diversified Financials)	53,688
4,297	Barclays PLC (Banks)	129,215
47,742	Legal & General Group PLC (Insurance)	104,726
1,568	Man Group PLC (Diversified Financials)	25,238
2,466	Royal Bank of Scotland Group PLC (Banks)	58,930

		371,797

United States – 39.0%
3,300	AMBAC Financial Group, Inc. (Banks)	158,400
1,400	American International Group, Inc. (Insurance)	110,040
1,300	CheckFree Corp.* (Commercial Services & Supplies)	18,304
3,500	Citigroup, Inc. (Diversified Financials)	159,320
2,800	Federal Home Loan Mortgage Corp. (Diversified Financials)	189,896
3,100	Instinet Group, Inc.* (Diversified Financials)	29,760
3,300	Intuit, Inc.* (Software & Services)	132,726
3,200	MBNA Corp. (Diversified Financials)	88,352
2,000	MetLife, Inc. (Insurance)	53,800
1,700	Morgan Stanley Dean Witter & Co. (Banks)	83,164
1,100	State Street Corp. (Diversified Financials)	50,094
1,400	SunGard Data Systems, Inc.* (Software & Services)	35,280
13,100	The Charles Schwab Corp. (Diversified Financials)	168,728
1,200	The Principal Financial Group, Inc.* (Diversified Financials)	27,000
2,100	U.S. Bancorp (Banks)	37,338
1,500	XL Capital Ltd. (Diversified Financials)	130,290

		1,472,492

TOTAL COMMON STOCKS
(Cost $3,655,854)		$3,503,247

The accompanying notes are an integral part of these financial statements.      21

 GOLDMAN SACHS GLOBAL FINANCIAL SERVICES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 5.4%

State Street Bank & Trust Euro - Time Deposit
$202,000	2.56%	11/01/2001	$202,000

TOTAL SHORT-TERM OBLIGATION
(Cost $202,000)			$202,000

TOTAL INVESTMENTS
(Cost $3,857,854)			$3,705,247

* Non-income producing security.

‡ Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such a security may be resold, normally to qualified institutional buyers in transactions exempt from registration. The market value of Rule 144A Securities amounts to $65,989, which represents approximately 2% total net assets as of October 31, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt
GDR—Global Depository Receipt

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Banks	30.4%
Commercial Services & Supplies	0.5
Diversified Financials	35.2
Insurance	21.5
Real Estate	0.7
Software & Services	4.5

TOTAL COMMON STOCK	92.8%

† Industry concentrations greater than one tenth of one percent are disclosed.

22     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL HEALTH SCIENCES FUND

Performance Summary
October 31, 2001

The following graph shows the value, as of October 31, 2001, of a $10,000 investment made on March 30, 2001 (commencement of operations) in the Institutional Shares of the Goldman Sachs Global Health Sciences Fund. For comparative purposes, the performance of the Fund’s benchmark (Morgan Stanley Capital International (MSCI) World Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Global Health Sciences Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested March 30, 2001 to October 31, 2001.

Aggregate Total Return through October 31, 2001	Since Inception(a)

Class A (commenced March 30, 2001)
Excluding sales charges	-1.80%
Including sales charges	-7.18%

Class B (commenced March 30, 2001)
Excluding contingent deferred sales charges	-2.00%
Including contingent deferred sales charges	-6.90%

Class C (commenced March 30, 2001)
Excluding contingent deferred sales charges	-2.10%
Including contingent deferred sales charges	-3.08%

Institutional Class (commenced March 30, 2001)	-1.40%

Service Class (commenced March 30, 2001)	-1.70%

(a)	Not annualized.

 GOLDMAN SACHS GLOBAL HEALTH SCIENCES FUND

Statement of Investments
October 31, 2001

Shares	Description	Value
Common Stocks – 91.6%

Belgium – 1.2%
1,586	Omega Pharma SA (Health Care Equipment & Services)	$66,405

France – 0.8%
3,239	Generale de Sante* (Health Care Equipment & Services)	47,924

India – 0.5%
1,100	Dr. Reddy’s Laboratories Ltd. ADR* (Pharmaceuticals & Biotechnology)	27,390

Ireland – 1.4%
1,700	Elan Corp. PLC ADR* (Pharmaceuticals & Biotechnology)	77,605

Israel – 2.0%
1,300	Taro Pharmaceutical Industries Ltd.* (Pharmaceuticals & Biotechnology)	54,730
900	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals & Biotechnology)	55,620

		110,350

Japan – 4.8%
3,000	Banyu Pharmaceutical Co. Ltd. (Pharmaceuticals & Biotechnology)	58,264
2,000	Fujisawa Pharmaceutical Co. Ltd. (Pharmaceuticals & Biotechnology)	47,982
1,000	Taisho Pharmaceutical Co. Ltd. (Pharmaceuticals & Biotechnology)	19,789
3,000	Takeda Chemical Industries Ltd. (Pharmaceuticals & Biotechnology)	145,171

		271,206

Netherlands – 0.2%
802	QIAGEN NV* (Pharmaceuticals & Biotechnology)	14,499

Switzerland – 5.1%
508	Card-Guard Scientific Survival Ltd.* (Health Care Equipment & Services)	19,462
2,250	Novartis AG (Pharmaceuticals & Biotechnology)	84,136
2,621	Roche Holding AG (Pharmaceuticals & Biotechnology)	181,513

		285,111

United Kingdom – 10.6%
4,917	AstraZeneca PLC (Pharmaceuticals & Biotechnology)	221,502
1,131	Celltech Group PLC* (Pharmaceuticals & Biotechnology)	14,738
11,933	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	320,699
2,653	Shire Pharmaceuticals Group PLC* (Pharmaceuticals & Biotechnology)	38,540

		595,479

United States – 65.0%
3,000	Abbott Laboratories (Pharmaceuticals & Biotechnology)	158,940
2,100	Alkermes, Inc.* (Pharmaceuticals & Biotechnology)	53,865
1,600	Allergan, Inc. (Pharmaceuticals & Biotechnology)	114,864
3,900	American Home Products Corp. (Pharmaceuticals & Biotechnology)	217,737
3,200	Amgen, Inc.* (Pharmaceuticals & Biotechnology)	181,824
1,200	Andrx Group* (Pharmaceuticals & Biotechnology)	77,916
600	Applera Corp.- Applied Biosystems Group (Health Care Equipment & Services)	17,508
600	Aviron* (Pharmaceuticals & Biotechnology)	19,980
448	Biogen, Inc.* (Pharmaceuticals & Biotechnology)	24,640
4,600	Bristol-Myers Squibb Co. (Pharmaceuticals & Biotechnology)	245,870
600	Cambrex Corp. (Health Care Equipment & Services)	22,200
500	Celgene Corp.* (Pharmaceuticals & Biotechnology)	16,460
300	Cephalon, Inc.* (Pharmaceuticals & Biotechnology)	18,915
2,600	COR Therapeutics, Inc.* (Pharmaceuticals & Biotechnology)	58,578
3,000	Eli Lilly & Co. (Pharmaceuticals & Biotechnology)	229,500
800	Enzon, Inc.* (Pharmaceuticals & Biotechnology)	49,480
1,600	Forest Laboratories, Inc.* (Pharmaceuticals & Biotechnology)	119,008
600	Genentech, Inc.* (Pharmaceuticals & Biotechnology)	31,350
300	Genzyme Corp.* (Pharmaceuticals & Biotechnology)	16,185
300	Gilead Sciences, Inc.* (Pharmaceuticals & Biotechnology)	18,870
1,800	HCA, Inc. (Health Care Equipment & Services)	71,388
400	Human Genome Sciences, Inc.* (Pharmaceuticals & Biotechnology)	17,052
1,400	ICOS Corp.* (Pharmaceuticals & Biotechnology)	80,850
500	IDEC Pharmaceuticals Corp.* (Pharmaceuticals & Biotechnology)	29,990
2,700	IMS Health, Inc. (Commercial Services & Supplies)	57,699
2,000	IVAX Corp.* (Pharmaceuticals & Biotechnology)	41,100
4,100	Johnson & Johnson (Pharmaceuticals & Biotechnology)	237,431

24     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL HEALTH SCIENCES FUND

Shares	Description	Value
Common Stocks – (continued)

United States – (continued)
3,833	King Pharmaceuticals, Inc.* (Pharmaceuticals & Biotechnology)	$149,449
2,500	Medtronic, Inc. (Health Care Equipment & Services)	100,750
3,200	Merck & Co., Inc. (Pharmaceuticals & Biotechnology)	204,192
700	Millennium Pharmaceuticals, Inc.* (Pharmaceuticals & Biotechnology)	17,822
1,200	Millipore Corp. (Health Care Equipment & Services)	62,760
8,800	Pfizer, Inc. (Pharmaceuticals & Biotechnology)	368,720
3,300	Pharmacia Corp. (Pharmaceuticals & Biotechnology)	133,716
2,800	Schering-Plough Corp. (Pharmaceuticals & Biotechnology)	104,104
1,400	SICOR, Inc.* (Pharmaceuticals & Biotechnology)	26,250
1,100	Tenet Healthcare Corp.* (Health Care Equipment & Services)	63,272
1,100	UnitedHealth Group, Inc. (Health Care Equipment & Services)	72,325
400	Waters Corp.* (Health Care Equipment & Services)	14,196
800	Watson Pharmaceuticals, Inc.* (Pharmaceuticals & Biotechnology)	38,144
700	Wellpoint Health Networks, Inc.* (Health Care Equipment & Services)	78,113

		3,663,013

TOTAL COMMON STOCKS
(Cost $5,095,751)		$5,158,982

Mutual Funds – 4.2%
3,500	iShares Dow Jones U.S. Healthcare Sector Index Fund	213,080
300	iShares Nasdaq Biotechnology Index Fund	25,890

TOTAL MUTUAL FUNDS
(Cost $238,748)		$238,970

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 3.8%

State Street Bank & Trust Euro – Time Deposit
$212,000	2.56%	11/01/2001	$212,000

TOTAL SHORT-TERM OBLIGATION
(Cost $212,000)			$212,000

TOTAL INVESTMENTS
(Cost $5,546,499)			$5,609,952

* Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Commercial Services & Supplies	1.0%
Health Care Equipment & Services	11.3
Pharmaceuticals & Biotechnology	79.3

TOTAL COMMON STOCK	91.6%

† Industry concentrations greater than one-tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.      25

 GOLDMAN SACHS GLOBAL INFRASTRUCTURE AND RESOURCES FUND

Performance Summary
October 31, 2001

The following graph shows the value, as of October 31, 2001, of a $10,000 investment made on March 30, 2001 (commencement of operations) in the Institutional Shares of the Goldman Sachs Global Infrastructure and Resources Fund. For comparative purposes, the performance of the Fund’s benchmark (the Morgan Stanley Capital International (MSCI) World Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Global Infrastructure and Resources Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested March 30, 2001 to October 31, 2001

Aggregate Total Return through October 31, 2001	Since Inception(a)

Class A (commenced March 30, 2001)
Excluding sales charges	-15.30%
Including sales charges	-19.94%

Class B (commenced March 30, 2001)
Excluding contingent deferred sales charges	-15.60%
Including contingent deferred sales charges	-19.82%

Class C (commenced March 30, 2001)
Excluding contingent deferred sales charges	-15.50%
Including contingent deferred sales charges	-16.35%

Institutional Class (commenced March 30, 2001)	-14.90%

Service Class (commenced March 30, 2001)	-15.20%

(a)	Not annualized.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE AND RESOURCES FUND

Statement of Investments
October 31, 2001

Shares	Description	Value
Common Stocks – 95.0%

Canada – 1.8%
1,400	Canadian National Railway Co. (Transportation)	$55,440

Denmark – 2.8%
2,698	Vestas Wind Systems A/S (Capital Goods)	84,726

Finland – 2.3%
11,185	M-real Oyj B Shares (Materials)	69,316

France – 5.2%
969	Lafarge SA (Materials)	86,023
1,815	Schneider Electric SA (Capital Goods)	72,614

		158,637

Germany – 2.5%
2,608	Bayerische Motoren Werke (BMW) AG (Automobiles & Components)	77,504

Ireland – 1.9%
24,380	Kingspan Group PLC (Capital Goods)	59,646

Japan – 8.9%
8,000	Kaneka Corp. (Materials)	55,425
10,000	Minebea Co. Ltd. (Capital Goods)	51,899
7,000	NGK Insulators Ltd. (Capital Goods)	56,665
600	SMC Corp. (Capital Goods)	51,655
2,400	The Tokyo Electric Power Co. (Utilities)	59,537

		275,181

Netherlands – 3.8%
2,319	Royal Dutch Petroleum Co. (Energy)	117,849

Norway – 1.1%
3,307	Tomra Systems ASA (Capital Goods)	32,885

Spain – 3.8%
3,724	Acerinox SA (Materials)	116,531

United Kingdom – 19.8%
11,329	BAA PLC (Transportation)	90,435
26,516	BBA Group PLC (Capital Goods)	84,552
27,698	British Vita PLC (Materials)	69,574
18,432	easyJet PLC* (Transportation)	100,678
9,566	Exel PLC (Transportation)	95,330
7,443	GKN PLC (Automobiles & Components)	28,734
21,789	International Power PLC (Utilities)	69,953
7,125	Smiths Group PLC (Capital Goods)	70,590

		609,846

United States – 41.1%
900	Anadarko Petroleum Corp. (Energy)	51,345
800	ChevronTexaco Corp. (Energy)	70,840
2,400	Crane Co. (Capital Goods)	49,152
1,600	Deere & Co. (Capital Goods)	59,184
1,800	Dover Corp. (Capital Goods)	59,310
2,400	E.I. du Pont de Nemours & Co. (Chemicals)	95,976
1,600	Emerson Electric Co. (Capital Goods)	78,432
2,600	Energy East Corp. (Utilities)	48,932
1,200	Entergy Corp. (Utilities)	46,620
1,200	Exelon Corp. (Utilities)	50,484
1,600	Exxon Mobil Corp. (Energy)	63,120
2,300	FirstEnergy Corp. (Utilities)	79,258
5,300	General Electric Co. (Capital Goods)	192,973
1,700	International Paper Co. (Materials)	60,860
800	Minnesota Mining & Manufacturing Co. (Capital Goods)	83,504
1,300	Schlumberger Ltd. (Energy)	62,946
1,300	United Technologies Corp. (Capital Goods)	70,057
1,300	Unocal Corp. (Energy)	41,860

		1,264,853

TOTAL COMMON STOCKS
(Cost $3,182,311)		$2,922,414

Preferred Stocks – 2.8%

Brazil – 1.1%
2,000	Empresa Brasileira de Aeronautica SA (Embraer) ADR (Capital Goods)	34,320

Germany – 1.7%
188	Porsche AG (Automobiles & Components)	52,420

TOTAL PREFERRED STOCKS
(Cost $144,505)		$86,740

TOTAL INVESTMENTS
(Cost $3,326,816)		$3,009,154

* Non-income producing security.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.      27

 GOLDMAN SACHS GLOBAL INFRASTRUCTURE AND RESOURCES FUND

Statement of Investments (continued)
October 31, 2001

As a % of
Total
Net Assets
Common and Preferred Stock Industry Classifications†

Automobiles & Components	5.2%
Capital Goods	38.7
Chemicals	3.1
Energy	13.3
Materials	14.9
Transportation	11.1
Utilities	11.5

TOTAL COMMON AND PREFERRED STOCKS	97.8%

† Industry concentrations greater than one tenth of one percent are disclosed.%

28     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TECHNOLOGY FUND

Performance Summary
October 31, 2001

The following graph shows the value, as of October 31, 2001, of a $10,000 investment made on March 30, 2001 (commencement of operations) in the Institutional Shares of the Goldman Sachs Global Technology Fund. For comparative purposes, the performance of the Fund’s benchmark (the Morgan Stanley Capital International (MSCI) World Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Global Technology Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested March 30, 2001 to October 31, 2001.

Aggregate Total Return through October 31, 2001	Since Inception(a)

Class A (commenced March 30, 2001)
Excluding sales charges	-18.00%
Including sales charges	-22.50%

Class B (commenced March 30, 2001)
Excluding contingent deferred sales charges	-18.20%
Including contingent deferred sales charges	-22.29%

Class C (commenced March 30, 2001)
Excluding contingent deferred sales charges	-18.20%
Including contingent deferred sales charges	-19.02%

Institutional Class (commenced March 30, 2001)	-17.70%

Service Class (commenced March 30, 2001)	-17.90%

(a)	Not annualized.

The accompanying notes are an integral part of these financial statements.      29

 GOLDMAN SACHS GLOBAL TECHNOLOGY FUND

Statement of Investments
October 31, 2001

Shares	Description	Value
Common Stocks – 94.8%

Finland – 1.5%
9,485	Nokia Oyj (Technology Hardware & Equipment)	$198,181

France – 3.4%
3,796	Altran Technologies SA (Telecommunication Services)	174,130
10,200	Business Objects SA ADR* (Software & Services)	279,582

		453,712

Germany – 1.3%
1,701	SAP AG (Software & Services)	175,946

Ireland – 1.9%
14,900	SmartForce PLC ADR* (Software & Services)	245,254

Israel – 2.6%
11,532	Check Point Software Technologies Ltd.* (Software & Services)	340,425

Italy – 2.2%
35,000	Telecom Italia SpA (Telecommunication Services)	291,826

Japan – 2.9%
11,000	Nippon Ceramic Co. Ltd. (Technology Hardware & Equipment)	146,314
14,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	233,057

		379,371

Netherlands – 3.0%
14,046	ASM Lithography Holding NV* (Technology Hardware & Equipment)	202,139
6,662	VNU NV (Media)	194,145

		396,284

Sweden – 1.4%
26,376	Eniro AB (Media)	184,216

Switzerland – 0.8%
2,991	SEZ Holding AG (Capital Goods)	109,741

Taiwan – 0.5%
83,800	United Microelectronics Corp. (Technology Hardware & Equipment)	68,983

United Kingdom – 4.5%
59,843	ARM Holdings PLC* (Technology Hardware & Equipment)	302,530
2,262	Guardian IT PLC (Software & Services)	11,764
122,523	Vodafone Group PLC (Telecommunication Services)	283,003

		597,297

United States – 68.8%
11,500	Accenture Ltd.* (Technology Hardware & Equipment)	202,055
19,700	American Tower Corp.* (Telecommunication Services)	217,094
8,400	AOL Time Warner, Inc.* (Media)	262,164
6,200	Applied Materials, Inc.* (Technology Hardware & Equipment)	211,482
4,700	AT&T Wireless Group* (Telecommunication Services)	67,868
10,100	Avocent Corp.* (Technology Hardware & Equipment)	188,466
14,200	BEA Systems, Inc.* (Software & Services)	172,388
3,900	Brocade Communications Systems, Inc.* (Technology Hardware & Equipment)	95,745
11,100	CheckFree Corp.* (Commercial Services & Supplies)	156,288
22,200	Cisco Systems, Inc.* (Technology Hardware & Equipment)	375,624
30,200	Crown Castle International Corp.* (Telecommunication Services)	353,340
2,250	Electronic Arts, Inc.* (Software & Services)	115,785
10,300	EMC Corp. (Technology Hardware & Equipment)	126,896
6,800	First Data Corp. (Commercial Services & Supplies)	459,476
20,300	Integrated Circuit Systems, Inc.* (Technology Hardware & Equipment)	345,303
6,600	Intel Corp. (Technology Hardware & Equipment)	161,172
1,300	International Business Machines Corp. (Technology Hardware & Equipment)	140,491
8,200	Intersil Corp.* (Technology Hardware & Equipment)	268,550
36,000	Interwoven, Inc.* (Software & Services)	263,160
8,000	Intuit, Inc.* (Software & Services)	321,760
21,500	McDATA Corp.* (Technology Hardware & Equipment)	316,265
12,600	Microsoft Corp.* (Software & Services)	732,690
14,800	Oracle Corp.* (Software & Services)	200,688
11,400	QUALCOMM, Inc.* (Technology Hardware & Equipment)	559,968
6,700	Qwest Communications International, Inc. (Telecommunication Services)	86,765
7,900	Sabre Holdings Corp.* (Software & Services)	207,770
3,900	SBC Communications, Inc. (Telecommunication Services)	148,629
15,500	Siebel Systems, Inc.* (Software & Services)	253,115

30     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TECHNOLOGY FUND

Shares	Description	Value
Common Stocks – (continued)

United States – (continued)
19,000	Sprint Corp. (PCS Group)* (Telecommunication Services)	$423,700
8,600	Sun Microsystems, Inc.* (Technology Hardware & Equipment)	87,290
3,300	Symantec Corp.* (Software & Services)	181,467
7,900	Texas Instruments, Inc. (Technology Hardware & Equipment)	221,121
11,200	VeriSign, Inc.* (Software & Services)	433,552
10,200	VERITAS Software Corp.* (Software & Services)	289,476
2,500	Viacom, Inc. Class B* (Media)	91,275
21,300	Witness Systems, Inc.* (Software & Services)	170,400
6,600	Xilinx, Inc.* (Technology Hardware & Equipment)	200,772

		9,110,050

TOTAL COMMON STOCKS
(Cost $13,247,134)		$12,551,286

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 5.0%

State Street Bank & Trust Euro – Time Deposit
$667,000	2.56%	11/01/2001	$667,000

TOTAL SHORT-TERM OBLIGATION
(Cost $667,000)			$667,000

TOTAL INVESTMENTS
(Cost $13,914,134)			$13,218,286

* Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR — American Depositary Receipt

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Capital Goods	0.8%
Commercial Services & Supplies	4.7
Media	5.5
Software & Services	33.2
Technology Hardware & Equipment	35.1
Telecommunication Services	15.5

TOTAL COMMON STOCK	94.8%

† Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.      31

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Statements of Assets and Liabilities
October 31, 2001

Global Consumer
Growth Fund

Assets:

Investments in securities, at value (identified cost $3,530,565, $3,857,854, $5,546,499, $3,326,816, and $13,914,134, respectively)	$3,182,770
Cash, at value	61,916
Receivables:
Investment securities sold, at value	—
Dividends and interest, at value	3,502
Fund shares sold	—
Forward foreign currency exchange contracts, at value	2,786
Reimbursement from adviser	45,590

Total assets	3,296,564

Liabilities:

Payables:
Investment securities purchased, at value	—
Amounts owed to affiliates	3,529
Forward foreign currency exchange contracts, at value	6,501
Accrued expenses and other liabilities, at value	28,571

Total liabilities	38,601

Net Assets:

Paid-in capital	3,699,372
Accumulated undistributed net investment income (loss)	3,719
Accumulated net realized loss on investment, futures and foreign currency related transactions	(93,704)
Net unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(351,424)

NET ASSETS	$3,257,963

Net asset value, offering and redemption price per share:(a)
Class A	$8.74
Class B	$8.71
Class C	$8.71
Institutional	$8.77
Service	$8.75

Shares Outstanding:

Total shares outstanding:
Class A	16,668
Class B	7,551
Class C	3,701
Institutional	343,516
Service	150

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	371,586

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares of the Global Consumer Growth, Global Financial Services, Global Health Sciences, Global Infrastructure and Resources and Global Technology Funds is $9.25, $9.86, $10.39, $8.96 and $8.68, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

32     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

Global Financial	Global Health	Global Infrastructure	Global Technology
Services Fund	Sciences Fund	and Resources Fund	Fund

$3,705,247	$5,609,952	$3,009,154	$13,218,286
38,617	20,183	52,619	81,995
—	—	54,684	—
1,918	5,440	7,989	949
15,000	39,121	1,000	25,094
7,037	3,515	8,463	5,613
46,945	43,406	41,093	44,396

3,814,764	5,721,617	3,175,002	13,376,333

—	43,519	60,801	78,066
4,181	7,078	3,384	8,246
5,468	7,349	6,502	12,403
30,147	29,007	28,707	31,726

39,796	86,953	99,394	130,441

4,067,278	5,717,046	3,584,047	14,033,803
12,950	3,834	(2,550)	3,297
(154,330)	(145,770)	(188,769)	(88,567)
(150,930)	59,554	(317,120)	(702,641)

$3,774,968	$5,634,664	$3,075,608	$13,245,892

$9.32	$9.82	$8.47	$8.20
$9.30	$9.80	$8.44	$8.18
$9.30	$9.80	$8.45	$8.18
$9.36	$9.86	$8.51	$8.23
$9.34	$9.83	$8.48	$8.21

30,710	83,267	21,731	24,335
15,722	96,986	13,133	16,943
4,665	23,726	2,328	6,861
352,163	368,557	324,484	1,561,623
150	150	150	150

403,410	572,686	361,826	1,609,912

The accompanying notes are an integral part of these financial statements.      33

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Statements of Operations
For the Period Ended October 31, 2001

Global Consumer
Growth Fund(a)

Investment income:

Dividends(b)	$17,740
Interest	3,672

Total income	21,412

Expenses:

Management fees	23,720
Registration fees	98,094
Custodian fees	38,752
Printing fees	29,930
Offering costs	22,461
Professional fees	14,651
Distribution and Service fees(c)	782
Transfer Agent fees(c)	989
Other	5,614

Total expenses	234,993

Less — expense reductions	(208,178)

Net expenses	26,815

NET INVESTMENT INCOME (LOSS)	(5,403)

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	(88,585)
Futures transactions	—
Foreign currency related transactions	(30,070)
Net unrealized gain (loss) on:
Investments	(347,795)
Translation of assets and liabilities denominated in foreign currencies	(3,629)

Net realized and unrealized loss on investments, futures and foreign currency transactions	(470,079)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(475,482)

(a)	Commencement date of operations was March 30, 2001 for all share classes.
(b)	For the Global Consumer Growth, Global Financial Services, Global Health Sciences, Global Infrastructure and Resources and Global Technology Funds, taxes withheld on dividends were $1,297, $4,974, $832, $2,300 and $538, respectively.
(c)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Global Consumer Growth Fund	$309	$326	$147	$118	$ 62	$28	$781	$—
Global Financial Services Fund	498	440	186	189	84	35	821	—
Global Health Sciences Fund	1,007	2,320	460	383	441	88	835	—
Global Infrastructure and Resources Fund	328	565	75	125	108	14	728	—
Global Technology Fund	327	414	52	124	79	10	985	—

34     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

Global Financial	Global Health	Global Infrastructure	Global Technology
Services Fund(a)	Sciences Fund(a)	and Resources Fund(a)	Fund(a)

$40,785	$20,797	$39,371	$3,252
5,124	4,672	3,074	4,529

45,909	25,469	42,445	7,781

25,475	29,539	22,426	29,627
88,571	89,932	89,281	90,950
40,844	36,290	37,536	41,627
29,930	29,930	29,930	29,930
22,461	22,461	22,461	22,460
14,651	14,651	14,651	14,651
1,124	3,787	968	793
1,129	1,747	975	1,198
5,614	5,614	5,614	5,615

229,799	233,951	223,842	236,851

(200,650)	(197,229)	(198,221)	(203,580)

29,149	36,722	25,621	33,271

16,760	(11,253)	16,824	(25,490)

(148,522)	(145,770)	(188,769)	(60,857)
8,490	—	—	—
(26,632)	(33,172)	(44,225)	(7,296)
(152,607)	63,453	(317,662)	(695,848)
1,677	(3,899)	542	(6,793)

(317,594)	(119,388)	(550,114)	(770,794)

$(300,834)	$(130,641)	$(533,290)	$(796,284)

The accompanying notes are an integral part of these financial statements.      35

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Statements of Changes in Net Assets
For the Period Ended October 31, 2001

Global Consumer
Growth Fund(a)
From operations:

Net investment income (loss)	$(5,403)
Net realized loss on investments, futures and foreign currency related transactions	(118,655)
Net unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(351,424)

Net decrease in net assets resulting from operations	(475,482)

From share transactions:

Proceeds from sales of shares	3,920,559
Cost of shares repurchased	(187,114)

Net increase in net assets resulting from share transactions	3,733,445

TOTAL INCREASE	3,257,963

Net assets:

Beginning of period	—

End of period	$3,257,963

Accumulated undistributed net investment income (loss)	$3,719

(a)	Commencement date of operations was March 30, 2001 for all share classes.

36     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

Global Financial	Global Health	Global Infrastructure	Global Technology
Services Fund(a)	Sciences Fund(a)	and Resources Fund(a)	Fund(a)

$16,760	$(11,253)	$16,824	$(25,490)
(166,664)	(178,942)	(232,994)	(68,153)
(150,930)	59,554	(317,120)	(702,641)

(300,834)	(130,641)	(533,290)	(796,284)

4,175,636	5,810,393	3,650,382	14,675,784
(99,834)	(45,088)	(41,484)	(633,608)

4,075,802	5,765,305	3,608,898	14,042,176

3,774,968	5,634,664	3,075,608	13,245,892

—	—	—	—

$3,774,968	$5,634,664	$3,075,608	$13,245,892

$12,950	$3,834	$(2,550)	$3,297

The accompanying notes are an integral part of these financial statements.      37

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Notes to Financial Statements
October 31, 2001

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Global Consumer Growth Fund, the Goldman Sachs Global Financial Services Fund, the Goldman Sachs Global Health Sciences Fund, the Goldman Sachs Global Infrastructure and Resources Fund and the Goldman Sachs Global Technology Fund, collectively the “Funds” or individually a “Fund.” Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ systems are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign taxes and reclaims, where applicable. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income and capital gain distributions, if any, are declared and paid annually for all Funds.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

     The Funds, at their most recent tax year-ends of October 31, 2001, had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

		Year of
Fund	Amount	Expiration

Global Consumer Growth	$93,000	2009

Global Financial Services	135,000	2009

Global Health Sciences	116,000	2009

Global Infrastructure & Resources	189,000	2009

     At October 31, 2001, the Funds’ aggregate unrealized gains and losses based on cost for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
Fund	Tax Cost	Unrealized Gain	Unrealized Loss	Gain (Loss)

Global Consumer Growth	$3,530,840	$73,572	$421,642	$(348,070)

Global Financial Services	3,876,707	139,527	310,987	(171,460)

Global Health Sciences	5,575,958	225,941	191,947	33,994

Global Infrastructure and Resources	3,326,816	60,451	378,113	(317,662)

Global Technology	14,032,546	262,121	1,076,381	(814,260)

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

E.  Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Notes to Financial Statements (continued)
October 31, 2001

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Segregation Transactions — The Funds may enter into certain derivative transactions. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to Investment Management Agreements (the “Agreements”), Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), and Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serve as the investment advisers to the Funds. Under the Agreements, GSAM and GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manage the Funds’ portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, computed daily and payable monthly, at an annual rate equal to 1.10% of the average daily net assets of each Fund. For the year ended October 31, 2001, the advisers for the Funds have voluntarily agreed to waive a portion of their net management fee equal annually to .05% of each Fund’s average daily net assets. The advisers may discontinue or modify these waivers in the future at their discretion.
     Each adviser has voluntarily agreed to limit certain “Other Expenses” for the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and extraordinary expenses), to the extent such expenses exceed, on an annual basis, .11% of the average daily net assets of the Funds.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
     Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A front end sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $1,000, $2,000, $4,000, $1,000, and $2,000 during the period ended October 31, 2001 for the Global Consumer Growth, Global Financial Services, Global Health Services, Global Infrastructure & Resources, and Global Technology Funds, respectively.
     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan. The Service Plan and Shareholder Administration Plan allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance service and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to .25% and .25%, respectively, (on a annualized basis) of the average daily net asset value of the Service Shares.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

3. AGREEMENTS (continued)

     For the period ended October 31, 2001, the Funds’ advisers have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the Custodian resulting in a reduction of the Funds’ expenses. These expense reductions were as follows (in thousands):

				Total
	Management	Expense	Custody	Expense
Fund	Fee Waiver	Reimbursement	Credit	Reductions

Global Consumer Growth	$1	$206	$1	$208

Global Financial Services	1	200	—	201

Global Health Sciences	1	195	1	197

Global Infrastructure and Resource	1	196	1	198

Global Technology	1	202	1	204

     At October 31, 2001, the amounts owed to affiliates were as follows:

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Global Consumer Growth	$3,224	$163	$142	$3,529

Global Financial Services	3,708	280	193	4,181

Global Health Sciences	5,358	1,286	434	7,078

Global Infrastructure and Resources	3,032	201	151	3,384

Global Technology	7,679	238	329	8,246

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments), for the period ended October 31, 2001, were as follows:

		Sales and
Fund	Purchases	Maturities

Global Consumer Growth	$4,290,660	$671,511

Global Financial Services	5,808,123	2,003,841

Global Health Sciences	6,673,515	1,193,246

Global Infrastructure and Resources	4,998,410	1,482,934

Global Technology	16,521,393	3,213,402

     For the period ended October 31, 2001, Goldman Sachs earned approximately $200, $1,000, $200, $200 and $100 of brokerage commissions from portfolio transactions executed on behalf of the Global Consumer Growth, Global Financial Services, Global Health Sciences, Global Infrastructure and Resources and Global Technology Funds, respectively.

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Notes to Financial Statements (continued)

October 31, 2001

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds realize gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At October 31, 2001, the Global Consumer Growth Fund had the following outstanding forward foreign exchange contracts to both purchase and sell foreign currencies:

			Unrealized
Open Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Pound Sterling expiring 11/08/2001	$27,649	$27,589	$—	$60

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS	$27,649	$27,589	$—	$60

			Unrealized
Open Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Australian Dollar expiring 1/25/2002	$35,197	$34,451	$746	$—
Euro Currency expiring 11/30/2001	494,121	496,170	—	2,049
Hong Kong Dollar expiring 12/10/2001	34,453	34,449	4	—
Japanese Yen expiring 11/28/2001	317,814	318,007	—	193
Pound Sterling expiring 11/08/2001	296,221	294,663	1,558	—
expiring 11/08/2001	23,562	23,728	—	166
Swedish Krona expiring 1/11/2002	27,239	26,818	421	—
Swiss Franc expiring 11/15/2001	6,508	6,451	57	—
expiring 11/15/2001	145,188	149,221	—	4,033

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$1,380,303	$1,383,958	$2,786	$6,441

GOLDMAN SACHS GLOBAL SECTOR FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

At October 31, 2001, the Global Financial Services Fund had the following outstanding forward foreign exchange contracts to both purchase and sell foreign currencies:

			Unrealized
Open Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Hong Kong Dollar expiring 12/10/2001	$38,139	$38,133	$—	$6
Pound Sterling expiring 11/08/2001	46,567	46,466	—	101
Swedish Krona expiring 1/11/2002	33,180	32,665	—	515

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS	$117,886	$117,264	$—	$622

			Unrealized
Open Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Australian Dollar expiring 1/25/2002	$33,378	$32,670	$708	$—
Euro Currency expiring 11/30/2001	1,071,353	1,075,795	—	4,442
Hong Kong Dollar expiring 12/10/2001	100,389	100,378	11	—
Japanese Yen expiring 11/28/2001	301,831	302,015	—	184
Pound Sterling
expiring 11/08/2001	389,995	387,967	2,028	—
expiring 11/08/2001	49,150	49,370	—	220
South African Rand expiring 12/10/2001	36,510	33,440	3,070	—
Swedish Krona expiring 1/11/2002	78,921	77,701	1,220	—

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$2,061,527	$2,059,336	$7,037	$4,846

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Notes to Financial Statements (continued)

October 31, 2001

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

At October 31, 2001, the Global Health Sciences Fund had the following outstanding forward foreign exchange contracts to both purchase and sell foreign currencies:

			Unrealized
Open Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Pound Sterling expiring 11/08/2001	$46,567	$46,466	$—	$101

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS	$46,567	$46,466	$—	$101

			Unrealized
Open Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Euro Currency expiring 11/30/2001	$206,300	$207,085	$—	$785
Hong Kong Dollar expiring 12/10/2001	4,103	4,103	—	—
Japanese Yen expiring 11/28/2001	247,664	247,815	—	151
Pound Sterling expiring 11/08/2001	633,237	630,155	3,082	—
Swiss Franc expiring 11/15/2001	53,637	53,204	433	—
expiring 11/15/2001	221,572	227,884	—	6,312

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$1,366,513	$1,370,246	$3,515	$7,248

GOLDMAN SACHS GLOBAL SECTOR FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

At October 31, 2001, the Global Infrastructure and Resources Fund had the following outstanding forward foreign exchange contracts to both purchase and sell foreign currencies:

			Unrealized
Open Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Pound Sterling expiring 11/08/2001	$77,127	$76,959	$—	$168
South African Rand expiring 12/10/2001	34,587	32,077	—	2,510

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS	$111,714	$109,036	$—	$2,678

			Unrealized
Open Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Danish Krone expiring 1/24/2002	$84,226	$84,815	$—	$589
Euro Currency expiring 11/30/2001	626,851	629,450	—	2,599
Japanese Yen expiring 11/28/2001	4,951	4,916	35	—
expiring 11/28/2001	275,741	275,909	—	168
Norwegian Krone expiring 11/30/2001	53,349	53,610	—	261
Pound Sterling expiring 11/08/2001	659,552	655,079	4,473	—
expiring 11/08/2001	46,259	46,466	—	207
South African Rand expiring 12/10/2001	47,033	43,078	3,955	—

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$1,797,962	$1,793,323	$8,463	$3,824

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Notes to Financial Statements (continued)

October 31, 2001

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)
At October 31, 2001, the Global Technology Fund had the following outstanding forward foreign exchange contracts to both purchase and sell foreign currencies:

			Unrealized
Open Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Pound Sterling
expiring 11/08/2001	$54,717	$55,619	$902	$—

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS	$54,717	$55,619	$902	$—

			Unrealized
Open Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Euro Currency expiring 11/30/2001	$812,874	$811,825	$1,049	$—
expiring 11/30/2001	904,941	908,339	—	3,398
Israeli Shekel expiring 11/30/2001	333,949	337,442	—	3,493
Japanese Yen expiring 11/28/2001	398,285	398,528	—	243
Pound Sterling expiring 11/08/2001	127,700	126,923	777	—
expiring 11/08/2001	510,338	514,496	—	4,158
Swedish Krona expiring 01/11/2002	196,190	193,305	2,885	—
Swiss Franc expiring 11/15/2001	105,341	106,452	—	1,111

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$3,389,618	$3,397,310	$4,711	$12,403

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss, which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ hedging strategies and potentially result in a loss. At October 31, 2001, the Funds had no open futures contracts.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment, which has not been utilized. During the period ended October 31, 2001, the Funds did not have any borrowings under this facility.

6. OTHER MATTERS

As of October 31, 2001, Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 62%, 74%, 52%, 83%, and 19% of the Global Consumer Growth, Global Financial Services, Global Health Sciences, Global Infrastructure and Resources, and Global Technology Funds, respectively.

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds’ capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in Capital	Gain (Loss)	Income (Loss)

Global Consumer Growth	$(34,073)	$24,951	$9,122

Global Financial Services	(8,524)	12,334	(3,810)

Global Health Sciences	(48,259)	33,172	15,087

Global Infrastructure & Resources	(24,851)	44,225	(19,374)

Global Technology	(8,373)	(20,414)	28,787

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Notes to Financial Statements (continued)

October 31, 2001

8. SUMMARY OF SHARE TRANSACTIONS

Share activity for the period ended October 31, 2001, is as follows:

	Global
	Consumer Growth Fund(a)

	Shares	Dollars

Class A Shares
Shares sold	16,668	$177,339
Shares repurchased	—	—

	16,668	177,339

Class B Shares
Shares sold	12,080	120,956
Shares repurchased	(4,529)	(40,085)

	7,551	80,871

Class C Shares
Shares sold	3,701	39,282
Shares repurchased	—	—

	3,701	39,282

Institutional Shares
Shares sold	357,517	3,581,482
Shares repurchased	(14,001)	(147,029)

	343,516	3,434,453

Service Shares
Shares sold	150	1,500
Shares repurchased	—	—

	150	1,500

TOTAL INCREASE	371,586	$3,733,445

(a)	Commencement date of operations was March 30, 2001 for all share classes.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

Global		Global		Global Infrastructure and		Global
Financial Services Fund(a)		Health Sciences Fund(a)		Resources Fund(a)		Technology Fund(a)

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

32,462	$340,427	83,839	$859,768	21,969	$224,517	34,484	$324,379
(1,752)	(16,572)	(572)	(5,967)	(238)	(2,175)	(10,149)	(88,197)

30,710	323,855	83,267	853,801	21,731	222,342	24,335	236,182

20,252	210,317	97,716	992,205	17,763	184,382	18,438	182,448
(4,530)	(39,972)	(730)	(7,621)	(4,630)	(39,309)	(1,495)	(13,711)

15,722	170,345	96,986	984,584	13,133	145,073	16,943	168,737

4,665	50,163	23,726	239,656	2,328	24,256	6,861	60,480
—	—	—	—	—	—	—	—

4,665	50,163	23,726	239,656	2,328	24,256	6,861	60,480

356,164	3,573,229	371,558	3,717,264	324,484	3,215,727	1,601,624	14,106,977
(4,001)	(43,290)	(3,001)	(31,500)	—	—	(40,001)	(531,700)

352,163	3,529,939	368,557	3,685,764	324,484	3,215,727	1,561,623	13,575,277

150	1,500	150	1,500	150	1,500	150	1,500
—	—	—	—	—	—	—	—

150	1,500	150	1,500	150	1,500	150	1,500

403,410	$4,075,802	572,686	$5,765,305	361,826	$3,608,898	1,609,912	$14,042,176

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net	Net realized	Total from	Net asset
	beginning	investment	and unrealized	investment	value, end
	of period	income (loss)(c)	loss	operations	of period
GOLDMAN SACHS GLOBAL CONSUMER GROWTH FUND FOR THE PERIOD ENDED OCTOBER 31,(d)

2001 - Class A Shares	$10.00	$(0.06)	$(1.20)	$(1.26)	$8.74
2001 - Class B Shares	10.00	(0.08)	(1.21)	(1.29)	8.71
2001 - Class C Shares	10.00	(0.09)	(1.20)	(1.29)	8.71
2001 - Institutional Shares	10.00	(0.01)	(1.22)	(1.23)	8.77
2001 - Service Shares	10.00	(0.04)	(1.21)	(1.25)	8.75
GOLDMAN SACHS GLOBAL FINANCIAL SERVICES FUND FOR THE PERIOD ENDED OCTOBER 31,(d)

2001 - Class A Shares	$10.00	$(0.04)	$(0.64)	$(0.68)	$9.32
2001 - Class B Shares	10.00	(0.07)	(0.63)	(0.70)	9.30
2001 - Class C Shares	10.00	(0.06)	(0.64)	(0.70)	9.30
2001 - Institutional Shares	10.00	0.05	(0.69)	(0.64)	9.36
2001 - Service Shares	10.00	0.03	(0.69)	(0.66)	9.34
GOLDMAN SACHS GLOBAL HEALTH SCIENCES FUND FOR THE PERIOD ENDED OCTOBER 31,(d)

2001 - Class A Shares	$10.00	$(0.06)	$(0.12)	$(0.18)	$9.82
2001 - Class B Shares	10.00	(0.08)	(0.12)	(0.20)	9.80
2001 - Class C Shares	10.00	(0.08)	(0.12)	(0.20)	9.80
2001 - Institutional Shares	10.00	(0.01)	(0.13)	(0.14)	9.86
2001 - Service Shares	10.00	(0.04)	(0.13)	(0.17)	9.83
GOLDMAN SACHS GLOBAL INFRASTRUCTURE AND RESOURCES FUND FOR THE PERIOD ENDED OCTOBER 31,(d)

2001 - Class A Shares	$10.00	$—	$(1.53)	$(1.53)	$8.47
2001 - Class B Shares	10.00	(0.02)	(1.54)	(1.56)	8.44
2001 - Class C Shares	10.00	(0.03)	(1.52)	(1.55)	8.45
2001 - Institutional Shares	10.00	0.05	(1.54)	(1.49)	8.51
2001 - Service Shares	10.00	0.03	(1.55)	(1.52)	8.48
GOLDMAN SACHS GLOBAL TECHNOLOGY FUND FOR THE PERIOD ENDED OCTOBER 31,(d)

2001 - Class A Shares	$10.00	$(0.09)	$(1.71)	$(1.80)	$8.20
2001 - Class B Shares	10.00	(0.12)	(1.70)	(1.82)	8.18
2001 - Class C Shares	10.00	(0.10)	(1.72)	(1.82)	8.18
2001 - Institutional Shares	10.00	(0.05)	(1.72)	(1.77)	8.23
2001 - Service Shares	10.00	(0.08)	(1.71)	(1.79)	8.21

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Class A, Class B, Class C, Institutional and Service Share activity commenced on March 30, 2001.

50     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

				Ratios assuming no
				expense reductions

			Ratio of		Ratio of
	Net assets	Ratio of	net investment	Ratio of	net investment
	at end of	net expenses	income (loss)	expenses	loss	Portfolio
Total	period	to average	to average	to average	to average	turnover
return(a)	(in 000s)	net assets(b)	net assets(b)	net assets(b)	net assets(b)	rate

(12.60)%	$146	1.90%	(1.11)%	11.99%	(11.20)%	20%
(12.90)	66	2.40	(1.53)	12.49	(11.62)	20
(12.90)	32	2.40	(1.62)	12.49	(11.71)	20
(12.30)	3,013	1.25	(0.20)	11.34	(10.29)	20
(12.50)	1	1.75	(0.67)	11.84	(10.76)	20

(6.80)%	$287	1.90%	(0.67)%	10.96%	(9.73)%	57%
(7.00)	146	2.40	(1.30)	11.46	(10.36)	57
(7.00)	43	2.40	(1.00)	11.46	(10.06)	57
(6.40)	3,298	1.25	0.89	10.31	(8.17)	57
(6.60)	1	1.75	0.46	10.81	(8.60)	57

(1.80)%	$818	1.90%	(0.99)%	9.58%	(8.67)%	29%
(2.00)	950	2.40	(1.48)	10.08	(9.16)	29
(2.10)	233	2.40	(1.52)	10.08	(9.20)	29
(1.40)	3,633	1.25	(0.24)	8.93	(7.92)	29
(1.70)	1	1.75	(0.73)	9.43	(8.41)	29

(15.30)%	$184	1.90%	0.09%	12.06%	(10.07)%	47%
(15.60)	111	2.40	(0.33)	12.56	(10.49)	47
(15.50)	20	2.40	(0.50)	12.56	(10.66)	47
(14.90)	2,760	1.25	0.94	11.41	(9.22)	47
(15.20)	1	1.75	0.45	11.91	(9.71)	47

(18.00)%	$200	1.90%	(1.73)%	9.80%	(9.63)%	70%
(18.20)	139	2.40	(2.23)	10.30	(10.13)	70
(18.20)	56	2.40	(2.21)	10.30	(10.11)	70
(17.70)	12,850	1.25	(0.94)	9.15	(8.84)	70
(17.90)	1	1.75	(1.39)	9.65	(9.29)	70

The accompanying notes are an integral part of these financial statements.      51

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Goldman Sachs Global Consumer Growth Fund, Goldman Sachs Global Financial Services Fund, Goldman Sachs Global Health Sciences Fund, Goldman Sachs Global Infrastructure and Resources Fund and Goldman Sachs Global Technology Fund (five of the funds comprising the Goldman Sachs Trust) (the “Funds”) as of October 31, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for the period from March 30, 2001 (commencement of operations) to October 31, 2001. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Global Consumer Growth Fund, Goldman Sachs Global Financial Services Fund, Goldman Sachs Global Health Sciences Fund, Goldman Sachs Global Infrastructure and Resources Fund and Goldman Sachs Global Technology Fund at October 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States.

New York, New York

December 17, 2001

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $295 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Goldman Sachs Research Select Fundsm, Internet Tollkeeper Fundsm and the COREsm Funds are service marks of Goldman, Sachs & Co.

*	Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT	32 OLDSLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Gary Black, President

David B. Ford	Jesse H. Cole, Vice President

Patrick T. Harker	Kerry Daniels, Vice President

Mary P. McPherson	James A. Fitzpatrick, Vice President

Alan A. Shuch	Mary Hoppa, Vice President

Wilma J. Smelcer	Christopher Keller, Vice President

Richard P. Strubel	John M. Perlowski, Treasurer

Kaysie P. Uniacke	Kenneth G. Curran, Assistant Treasurer

Peter W. Fortner, Assistant Treasurer

Philip V. Giuca, Jr., Assistant Treasurer

Howard B. Surloff, Secretary

Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
133 Peterborough Court
London, England EC4A 2BB

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Goldman Sachs Global Consumer Growth Fund is concentrated in consumer products and services stocks and will be particularly affected by the risks of government regulation, competition, and changing economic conditions.

The Goldman Sachs Global Financial Services Fund is concentrated in financial services stocks and will be particularly affected by the risks of changing economic conditions, interest rates, and government regulation.

The Goldman Sachs Global Infrastructure and Resources Fund is concentrated in infrastructure and resource-related stocks and will be particularly affected by the risks of changing economic conditions, the level and volatility of commodity prices, and government regulation.

The Goldman Sachs Global Technology Fund is concentrated in technology and technology-related stocks and will be particularly affected by the risks of intense competition, rapid obsolescence, and government regulation.

For each Goldman Sachs Global Sector Fund, investments in non-U.S. and emerging markets securities may involve above-average volatility.

The Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to their investments in IPOs, which may have a magnified impact due to the Funds’ small asset base. As the Funds’ assets grow, it is probable that the effect of the Funds’ investments in IPOs on their total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Funds.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: December 31, 2001 / 01-2079	GLSECAR / 1.5K / 12-01